UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                June 21, 2018

Citigroup Commercial Mortgage Trust 2018-C5

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001740450)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Rialto Mortgage Finance, LLC

(Central Index Key number: 0001592182)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key number 0001558761)

Ladder Capital Finance LLC

(Central Index Key number 0001541468)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-18	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 21, 2018, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2018 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, of Citigroup Commercial Mortgage Trust 2018-C5, Commercial Mortgage Pass-Through Certificates, Series 2018-C5 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-B, Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR and Class R Certificates (collectively, the “Private Certificates”) and (iii) the Class S Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $581,367,000, were sold to Citigroup Global Markets Inc. (“CGMI”), Cantor Fitzgerald & Co. (“CF&Co.”) and The Williams Capital Group, L.P. (“WCG” and, collectively with CGMI and CF&Co., in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of June 7, 2018 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI and CF&Co. are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated March 31, 2018, and by the Prospectus, dated June 7, 2018 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $86,871,381, were sold to CGMI and CF&Co. (together with CGMI, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of June 7, 2018, between the Depositor and the Initial Purchasers. The Private Certificates and the Class S Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 40 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 45 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2018 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (ii) Rialto Mortgage Finance, LLC (“RMF”), pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2018 (the “RMF Mortgage Loan Purchase Agreement”), between the Depositor and RMF, (iii) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2018 (the “CCRE Mortgage Loan Purchase

Agreement”), between the Depositor and CCRE, and (iv) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2018 (the “LCF Mortgage Loan Purchase Agreement” and, collectively with the CREFI Mortgage Loan Purchase Agreement, the RMF Mortgage Loan Purchase Agreement and the CCRE Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor, LCF, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Loan Combination as described in the Prospectus. Each Loan Combination is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Loan Combination, the terms of which are described under “Description of the Mortgage Pool—The Loan Combinations” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such Loan Combinations will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected Loan Combinations under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Loan Combination (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
636 11th Avenue	4.4	N/A(1)
65 Bay Street	4.5	N/A
Flats at East Bank	4.6	N/A
DreamWorks Campus	4.7	4.2
Hilton Branson Convention Center(2)	4.8	N/A
Hilton Branson Promenade(2)	4.8	N/A
Oak Portfolio	4.9	4.3

(1) The subject Loan Combination will be serviced under the Pooling and Servicing Agreement until the securitization of the related Pari Passu Companion Loan evidenced by the related Servicing Shift Lead Note, after which the subject Loan Combination will be serviced pursuant to the Outside Servicing Agreement for such securitization. That Outside Servicing Agreement will be identified and filed on a Form 8-K following such securitization.

(2)	The subject Loan Combinations are cross-collateralized and cross-defaulted with each other and are subject to the same Co-Lender Agreement.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CREFI, RMF, CCRE and LCF. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $4,464,839, were approximately $674,596,923. Of the expenses paid by the Depositor, approximately $1,550,655 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $2,914,184 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated June 7, 2018. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

CREFI, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR (17 CFR § 246.1 et seq) (“Regulation RR”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by Prime Finance CMBS B-Piece Holdco XVI, L.P. of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class E-RR Certificates, Class F-RR Certificates, Class G-RR Certificates and Class H-RR Certificates.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	UBS 2018-C9 PSA
Exhibit 4.3	Benchmark 2018-B3 PSA
Exhibit 4.4	636 11th Avenue Co-Lender Agreement
Exhibit 4.5	65 Bay Street Co-Lender Agreement
Exhibit 4.6	Flats at East Bank Co-Lender Agreement
Exhibit 4.7	DreamWorks Campus Co-Lender Agreement
Exhibit 4.8	Hilton Branson Convention Center and Hilton Branson Promenade Co-Lender Agreement
Exhibit 4.9	Oak Portfolio Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 21, 2018
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 21, 2018 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 21, 2018 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 7, 2018, which such certification is dated June 7, 2018
Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.2	RMF Mortgage Loan Purchase Agreement
Exhibit 99.3	CCRE Mortgage Loan Purchase Agreement
Exhibit 99.4	LCF Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 21, 2018	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
Name: Richard Simpson Title: President

CGCMT 2018-C5 – Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement	(E)
4.1	Pooling and Servicing Agreement	(E)
4.2	UBS 2018-C9 PSA	(E)
4.3	Benchmark 2018-B3 PSA	(E)
4.4	636 11th Avenue Co-Lender Agreement	(E)
4.5	65 Bay Street Co-Lender Agreement	(E)
4.6	Flats at East Bank Co-Lender Agreement	(E)
4.7	DreamWorks Campus Co-Lender Agreement	(E)
4.8	Hilton Branson Convention Center and Hilton Branson Promenade Co-Lender Agreement	(E)
4.9	Oak Portfolio Co-Lender Agreement	(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 21, 2018	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 21, 2018 (included as part of Exhibit 5)	(E)
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 21, 2018 (included as part of Exhibit 5)	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 7, 2018, which such certification is dated June 7, 2018	(E)
99.1	CREFI Mortgage Loan Purchase Agreement	(E)
99.2	RMF Mortgage Loan Purchase Agreement	(E)
99.3	CCRE Mortgage Loan Purchase Agreement	(E)
99.4	LCF Mortgage Loan Purchase Agreement	(E)

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